Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED MARCH 10, 2008

to

PROSPECTUS DATED OCTOBER 31, 2007

The Prospectus sections noted below are replaced to read as follows:

“PRINCIPAL INVESTMENT STRATEGIES’’ page 3, paragraph one:

The Money Market Fund’s investment adviser invests substantially all of the Fund’s assets only in the following types of securities:

•

obligations of the United States government, its agencies and instrumentalities;

•

commercial paper rated within the two highest short-term rating categories at the time of purchase and maturing not more than 270 days after the date of purchase;

•

certificate of deposit issued by banks, thrift institutions, savings banks or credit unions that maintain a principal or branch office in the State of Michigan; and

•

repurchase agreements collateralized by obligations of the United States government, its agencies and instrumentalities.

“COMMERCIAL PAPER’’ page 7:

Commercial Paper.  Commercial paper is a form of short-term (no more than 270-day maturity), usually fixed-rate, corporate debt represented by unsecured promissory notes of the issuing company.  The commercial paper in which the Fund may invest will be rated at the time of investment within the two highest short-term rating categories assigned by at least two Nationally Recognized Statistical Rating Organizations (e.g., Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Group).

“ABOUT REDEMPTIONS’ page 12, paragraph three:

To the extent permitted by federal securities laws, we reserve the right to suspend the redemption of shares of the Fund temporarily under extraordinary market conditions such as market closures or restriction or suspension of trading by the Securities and Exchange Commission or in the event an emergency exists and a Fund cannot sell its assets or accurately determine the value of its assets.  If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably confident that the check for purchase has been collected.  This may take up to 7 calendar days from the purchase date.

The following is added to “OTHER INFORMATION” on page 14:

Rating

Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), has assigned a Principal Stability Fund Rating of “AAAm” to the Ambassador Money Market Fund.  A fund rated AAAm has extremely strong capacity to maintain principal stability and to limit exposure to principal losses due to credit, market and/or liquidity risks.  AAAm is the highest principal stability fund rating assigned by S&P.  There is no assurance that such rating will continue for any given period of time or that it will not be revised or withdrawn entirely, if in the sole judgment of S&P, circumstances so warrant.

Please keep this supplement for future reference